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                                                                EXHIBIT 10.3(B)


THIS OFFERING EXPIRES AT 5:00 P.M EASTERN STANDARD TIME, AUGUST 31, 2002


                          KENSINGTON BANKSHARES, INC.
                    SUBSCRIPTION FOR SHARES OF COMMON STOCK

         The Company is offering to the public shares of Common Stock of Kensington Bankshares, Inc. at a price of $7.50 per share, at any time during the period commencing __________________________, 2002, and ending at 5:00
P.M., Eastern Standard Time on August 31, 2002, upon the terms specified herein and in the Prospectus relating thereto.

NAME:
                      --------------------------------------------

EXPIRATION DATE:
                      --------------------------------------------

SUBSCRIPTION PRICE:
                      --------------------------------------------

         The undersigned irrevocably subscribes for the following shares upon the terms and conditions specified in the Prospectus of Kensington Bankshares, Inc., dated June , 2002, (receipt of which is acknowledged):

BASIC SUBSCRIPTION PRIVILEGE:

         Shares Subscribed For:                                                                  shares
                                                               ---------------------------------

         Cost of Shares Subscribed
         For at $7.50 per share                               $
                                                               ----------------------------------

Check Enclosed:  Total payable to:
Kensington Bankshares, Inc.                                   $
                                                               ----------------------------------


                  THESE SECURITIES ARE NOT FEDERALLY INSURED.


Signature:
                          -----------------------------------------------------

Address:
                          -----------------------------------------------------

Telephone Number:
                          -----------------------------------------------------

Social Security Number:
                          -----------------------------------------------------


                                    ACCEPTED

KENSINGTON BANKSHARES, INC.
13246 North Dale Mabry Highway
Tampa, Florida  33624
Telephone Number:  (813) 961-6200
                                             By:
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